INVESCO GLOBAL HEALTH CARE FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $   230
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                                                                    $    39
           Investor Class                                                                             $   188
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.0126
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                                                                    $0.1031
           Investor Class                                                                             $0.0126
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     19,529
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        461
           Class C                                                                                      2,140
           Class Y                                                                                        458
           Investor Class                                                                              15,849
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 40.75
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 32.57
           Class C                                                                                    $ 32.61
           Class Y                                                                                    $ 41.07
           Investor Class                                                                             $ 40.76

INVESCO DEVELOPING MARKETS FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $12,047
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $     3
           Class C                                                                                    $    11
           Class Y                                                                                    $12,316
           Class R5                                                                                   $ 7,997
           Class R6                                                                                   $ 1,921
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.2814
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.0022
           Class C                                                                                    $0.0022
           Class Y                                                                                    $0.3662
           Class R5                                                                                   $0.4047
           Class R6                                                                                   $0.4183
74U.
       1   Number of shares outstanding (000's Omitted)
           Class A                                                                                     41,680
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      1,039
           Class C                                                                                      4,506
           Class Y                                                                                     36,774
           Class R5                                                                                    20,378
           Class R6                                                                                     4,954
74V.
       1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 33.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 32.10
           Class C                                                                                    $ 32.06
           Class Y                                                                                    $ 33.08
           Class R5                                                                                   $ 33.04
           Class R6                                                                                   $ 33.03

INVESCO ENDEAVOR FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $   103
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                                                                    $   236
           Class R5                                                                                   $   103
           Class R6                                                                                   $   361
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.0121
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                                                                    $0.0540
           Class R5                                                                                   $0.0693
           Class R6                                                                                   $0.0832
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      8,963
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        268
           Class C                                                                                      2,623
           Class R                                                                                      1,762
           Class Y                                                                                      3,014
           Class R5                                                                                     1,659
           Class R6                                                                                     4,412
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 21.77
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 20.16
           Class C                                                                                    $ 20.17
           Class R                                                                                    $ 21.32
           Class Y                                                                                    $ 22.07
           Class R5                                                                                   $ 22.46
           Class R6                                                                                   $ 22.48

INVESCO SELECT COMPANIES FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         18

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                     35,096
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                        454
          Class C                                                                                      8,190
          Class R                                                                                      3,147
          Class Y                                                                                     12,585
          Class R5                                                                                     2,759
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $ 24.03
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                    $ 22.31
          Class C                                                                                    $ 22.28
          Class R                                                                                    $ 23.50
          Class Y                                                                                    $ 24.23
          Class R5                                                                                   $ 24.85

INVESCO CHINA FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $   847
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $    16
           Class C                                                                                    $    48
           Class Y                                                                                    $    60
           Class R5                                                                                   $     5
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.2161
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.0447
           Class C                                                                                    $0.0447
           Class Y                                                                                    $0.2692
           Class R5                                                                                   $0.2914
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      3,519
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        317
           Class C                                                                                        970
           Class Y                                                                                        209
           Class R5                                                                                        14
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 18.64
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 18.16
           Class C                                                                                    $ 18.13
           Class Y                                                                                    $ 18.66
           Class R5                                                                                   $ 18.67

INVESCO INTERNATIONAL TOTAL RETURN FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         21

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $   165
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $     4
           Class C                                                                                    $     8
           Class Y                                                                                    $    11
           Class R5                                                                                   $     2
           Class R6                                                                                   $    61
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.0576
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.0162
           Class C                                                                                    $0.0162
           Class Y                                                                                    $0.0714
           Class R5                                                                                   $0.0714
           Class R6                                                                                   $0.0714
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      2,956
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        201
           Class C                                                                                        553
           Class Y                                                                                        249
           Class R5                                                                                        18
           Class R6                                                                                       933
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 11.18
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 11.16
           Class C                                                                                    $ 11.15
           Class Y                                                                                    $ 11.17
           Class R5                                                                                   $ 11.18
           Class R6                                                                                   $ 11.18

INVESCO BALANCED-RISK ALLOCATION FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         23

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                     276,819
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                       2,105
          Class C                                                                                     174,081
          Class R                                                                                       2,299
          Class Y                                                                                     287,530
          Class R5                                                                                     15,364
          Class R6                                                                                     39,130
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $  12.06
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                    $  11.67
          Class C                                                                                    $  11.67
          Class R                                                                                    $  11.92
          Class Y                                                                                    $  12.19
          Class R5                                                                                   $  12.19
          Class R6                                                                                   $  12.20

INVESCO PACIFIC GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         28

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $ 1,136
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $     6
           Class C                                                                                    $    37
           Class R                                                                                    $     4
           Class Y                                                                                    $    57
           Class R5                                                                                   $     1
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.3457
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.1683
           Class C                                                                                    $0.1683
           Class R                                                                                    $0.2868
           Class Y                                                                                    $0.4049
           Class R5                                                                                   $0.4359
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      3,158
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                         25
           Class C                                                                                        206
           Class R                                                                                         13
           Class Y                                                                                        171
           Class R5                                                                                         1
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 22.86
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $ 21.59
           Class C                                                                                    $ 21.63
           Class R                                                                                    $ 22.73
           Class Y                                                                                    $ 23.20
           Class R5                                                                                   $ 23.20

INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         40

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $   227
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                                                    $     8
           Class C                                                                                    $    48
           Class R                                                                                    $    13
           Class Y                                                                                    $    44
           Class R5                                                                                   $     5
           Class R6                                                                                   $   785
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.1842
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                                                    $0.1512
           Class C                                                                                    $0.1514
           Class R                                                                                    $0.1732
           Class Y                                                                                    $0.1950
           Class R5                                                                                   $0.1950
           Class R6                                                                                   $0.1950
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      1,106
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                         49
           Class C                                                                                        276
           Class R                                                                                         73
           Class Y                                                                                        261
           Class R5                                                                                        28
           Class R6                                                                                     4,488
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  8.80
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $  8.79
           Class C                                                                                    $  8.80
           Class R                                                                                    $  8.79
           Class Y                                                                                    $  8.80
           Class R5                                                                                   $  8.79
           Class R6                                                                                   $  8.79

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         41

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                      6,764
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                                                         81
          Class C                                                                                        475
          Class R                                                                                         40
          Class Y                                                                                     34,022
          Class R5                                                                                    30,857
          Class R6                                                                                    14,601
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $  8.96
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                                                    $  8.78
          Class C                                                                                    $  8.77
          Class R                                                                                    $  8.92
          Class Y                                                                                    $  9.05
          Class R5                                                                                   $  9.04
          Class R6                                                                                   $  9.05

INVESCO EMERGING MARKETS EQUITY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         42

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $   122
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                                    $     9
           Class R                                                                                    $     5
           Class Y                                                                                    $     4
           Class R5                                                                                   $     4
           Class R6                                                                                   $    82
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.0602
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                                    $0.0284
           Class R                                                                                    $0.0504
           Class Y                                                                                    $0.0722
           Class R5                                                                                   $0.0722
           Class R6                                                                                   $0.0722
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      1,846
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                                                        343
           Class R                                                                                        148
           Class Y                                                                                         65
           Class R5                                                                                        77
           Class R6                                                                                     1,113
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $  7.37
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                                    $  7.31
           Class R                                                                                    $  7.35
           Class Y                                                                                    $  7.37
           Class R5                                                                                   $  7.37
           Class R6                                                                                   $  7.38

INVESCO PREMIUM INCOME FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         43

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                                                    $   923
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                                                                    $   336
           Class R                                                                                    $     2
           Class Y                                                                                    $   167
           Class R5                                                                                   $     1
           Class R6                                                                                   $ 3,565
73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                                                    $0.2628
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                                                                    $0.2250
           Class R                                                                                    $0.2502
           Class Y                                                                                    $0.2755
           Class R5                                                                                   $0.2755
           Class R6                                                                                   $0.2754
74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                                                      3,291
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                                                      1,406
           Class R                                                                                          9
           Class Y                                                                                        832
           Class R5                                                                                         1
           Class R6                                                                                     4,098
74V.   1   Net asset value per share (to nearest cent)
           Class A                                                                                    $ 10.27
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                                                    $ 10.26
           Class R                                                                                    $ 10.26
           Class Y                                                                                    $ 10.27
           Class R5                                                                                   $ 10.27
           Class R6                                                                                   $ 10.28

INVESCO GLOBAL MARKET STRATEGY FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         44

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                        948
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                                                      1,400
          Class R                                                                                          2
          Class Y                                                                                      4,200
          Class R5                                                                                         1
          Class R6                                                                                    11,536
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $  9.81
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                                                    $  9.77
          Class R                                                                                    $  9.81
          Class Y                                                                                    $  9.83
          Class R5                                                                                   $  9.84
          Class R6                                                                                   $  9.83

INVESCO ALL CAP MARKET NEUTRAL FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         45

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                       470
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                                                        37
          Class R                                                                                         1
          Class Y                                                                                       461
          Class R5                                                                                       58
          Class R6                                                                                       50
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $10.40
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                                                    $10.37
          Class R                                                                                    $10.39
          Class Y                                                                                    $10.41
          Class R5                                                                                   $10.41
          Class R6                                                                                   $10.41

INVESCO GLOBAL MARKET NEUTRAL FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         46

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                       459
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                                                         2
          Class R                                                                                         1
          Class Y                                                                                       453
          Class R5                                                                                       64
          Class R6                                                                                       50
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $10.47
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                                                    $10.44
          Class R                                                                                    $10.46
          Class Y                                                                                    $10.48
          Class R5                                                                                   $10.48
          Class R6                                                                                   $10.48

INVESCO GLOBAL TARGETED RETURNS FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         47

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                     1,139
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                                                         8
          Class R                                                                                         1
          Class Y                                                                                     1,175
          Class R5                                                                                      261
          Class R6                                                                                      125
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $10.32
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                                                    $10.29
          Class R                                                                                    $10.31
          Class Y                                                                                    $10.33
          Class R5                                                                                   $10.33
          Class R6                                                                                   $10.33

INVESCO LONG/SHORT EQUITY FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         48

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                       796
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                                                        25
          Class R                                                                                         2
          Class Y                                                                                       576
          Class R5                                                                                       65
          Class R6                                                                                       50
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $11.06
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                                                    $11.02
          Class R                                                                                    $11.05
          Class Y                                                                                    $11.07
          Class R5                                                                                   $11.07
          Class R6                                                                                   $11.07

INVESCO LOW VOLATILITY EMERGING MARKETS FUND                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         49

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                       138
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                                                         1
          Class R                                                                                         1
          Class Y                                                                                       140
          Class R5                                                                                       46
          Class R6                                                                                       15
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $10.35
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                                                    $10.32
          Class R                                                                                    $10.34
          Class Y                                                                                    $10.36
          Class R5                                                                                   $10.36
          Class R6                                                                                   $10.36

INVESCO MACRO INTERNATIONAL EQUITY FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         50

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                       317
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                                                         1
          Class R                                                                                         1
          Class Y                                                                                       317
          Class R5                                                                                       91
          Class R6                                                                                       35
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $10.41
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                                                    $10.38
          Class R                                                                                    $10.40
          Class Y                                                                                    $10.42
          Class R5                                                                                   $10.42
          Class R6                                                                                   $10.42

INVESCO MACRO LONG/SHORT FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2014
FILE NUMBER:        811-05426
SERIES NO.:         51

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                                                       590
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                                                         4
          Class R                                                                                         1
          Class Y                                                                                       590
          Class R5                                                                                      123
          Class R6                                                                                       65
74V.  1   Net asset value per share (to nearest cent)
          Class A                                                                                    $10.15
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                                                    $10.13
          Class R                                                                                    $10.14
          Class Y                                                                                    $10.16
          Class R5                                                                                   $10.16
          Class R6                                                                                   $10.16